UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001

                                  COVANCE INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      1-12213                 22-3265977
-----------------------------    ------------------------    -------------------
(State or other jurisdiction)    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

210 Carnegie Center, Princeton, New Jersey                              08540
------------------------------------------                            ----------
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 452-4440

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Current Report on Form 8-K/A amends the Current Report Form 8-K filed with the Securities and Exchange Commission on June 26, 2001 (the "Original Form 8-K") by including the Pro Forma financial information referred to below.

Item 2.  Acquisition or Disposition of Assets.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of business acquired.

                    Not applicable

         (b)  Pro forma financial information.                       Page Number
                                                                     -----------

              (1)   Unaudited Pro Forma Condensed Consolidated
                    Statement of Income for the year ended
                    December 31, 2000 ................................  3 - 4

              (2)   Unaudited Pro Forma Condensed Consolidated
                    Statement of Income for the six months ended
                    June 30, 2001 ....................................  5 - 6

              (3)   Notes to Unaudited Pro Forma Condensed
                    Consolidated Statements of Income ................      7

         (c)  Exhibits

                    Not applicable

                                  COVANCE INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME



On June 15, 2001 Covance Inc. ("Covance") sold its biomanufacturing operation to Akzo Nobel's pharma business unit Diosynth for cash proceeds totaling $113.6 million.

On February 14, 2001 Covance sold its pharmaceutical packaging services operations to Fisher Scientific International, Inc. for cash proceeds totaling $137.5 million.

The following unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2000 and the six months ended June 30, 2001 give effect to the sale of Covance's biomanufacturing and pharmaceutical packaging operations as if those transactions had occurred at the beginning of each period presented. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the results that would have occurred had those transactions been completed as of the beginning of those periods, and accordingly, are not purported to be indicative of future results.

The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical financial statements and related notes thereto of Covance Inc., incorporated herein by reference.

                                  COVANCE INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                   Pro Forma Excluding Biomanufacturing & Packaging
                                                          ------------------------------------------------------------------

                                                                                                               Pro Forma
                                                             Pro Forma                          Pro Forma       Results
                                                             Adjustment         Pro Forma       Adjustment     Excluding
                                                             to Remove           Results        to Remove   Biomanufacturing
                                                          Biomanufacturing      Excluding       Packaging         and
                                             Historical         (A)         Biomanufacturing       (B)         Packaging
                                            ------------  ----------------  ----------------  ------------  ----------------
(Dollars in thousands, except
   per share data)

Net revenues ............................   $    868,087    $    (62,970)     $    805,117    $    (67,841)   $    737,276

Costs and expenses:
   Cost of revenue ......................        625,595         (60,809)          564,786         (34,483)        530,303
   Selling, general and administrative ..        131,158          (6,245)          124,913          (8,460)        116,453
   Depreciation and amortization ........         54,200          (6,434)           47,766          (5,606)         42,160
   Restructuring charge .................         12,514                            12,514                          12,514
                                            ------------    ------------      ------------    ------------    ------------

      Total .............................        823,467         (73,488)          749,979         (48,549)        701,430
                                            ------------    ------------      ------------    ------------    ------------

Income from operations ..................         44,620          10,518            55,138         (19,292)         35,846

Other expense, net:
   Interest expense net, ................         19,051          (7,483)           11,568          (8,321)          3,247
   Other expense net, ...................            598                               598             (24)            574
                                            ------------    ------------      ------------    ------------    ------------
      Other expense, net ................         19,649          (7,483)           12,166          (8,345)          3,821
                                            ------------    ------------      ------------    ------------    ------------

Income before taxes .....................         24,971          18,001            42,972         (10,947)         32,025

Taxes on income .........................          9,735           6,446            16,181          (2,482)         13,699
                                            ------------    ------------      ------------    ------------    ------------

Net income ..............................   $     15,236    $     11,555      $     26,791    $     (8,465)   $     18,326
                                            ============    ============      ============    ============    ============



Basic earnings per share ................   $       0.27    $       0.20      $       0.47    $      (0.15)   $       0.32
Weighted average shares
   outstanding - basic ..................     57,424,403      57,424,403        57,424,403      57,424,403      57,424,403

Diluted earnings per share ..............   $       0.27    $       0.20      $       0.47    $      (0.15)   $       0.32
Weighted average shares
   outstanding - diluted ................     57,492,384      57,492,384        57,492,384      57,492,384      57,492,384



The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

                                  COVANCE INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                            Supplemental Pro Forma Excluding Biomanufacturing, Packaging &
                                                                                     Restructuring
                                                          ------------------------------------------------------------------

                                                                                                                Pro Forma
                                                             Pro Forma                          Pro Forma        Results
                                             Pro Forma       Adjustment         Pro Forma       Adjustment      Excluding
                                              Results        to Remove           Results        to Remove   Biomanufacturing
                                             Excluding    Biomanufacturing      Excluding       Packaging     Packaging and
                                           Restructuring        (A)         Biomanufacturing       (B)        Restructuring
                                           -------------  ----------------  ----------------  ------------  ----------------
(Dollars in thousands, except
   per share data)

Net revenues ............................   $    868,087    $    (62,970)     $    805,117    $    (67,841)   $    737,276

Costs and expenses:
   Cost of revenue ......................        625,595         (60,809)          564,786         (34,483)        530,303
   Selling, general and administrative ..        131,158          (6,245)          124,913          (8,460)        116,453
   Depreciation and amortization ........         54,200          (6,434)           47,766          (5,606)         42,160
   Restructuring charge .................
                                            ------------    ------------      ------------    ------------    ------------

      Total .............................        810,953         (73,488)          737,465         (48,549)        688,916
                                            ------------    ------------      ------------    ------------    ------------

Income from operations ..................         57,134          10,518            67,652         (19,292)         48,360

Other expense, net:
   Interest expense net, ................         19,051          (7,483)           11,568          (8,321)          3,247
   Other expense net, ...................            598                               598             (24)            574
                                            ------------    ------------      ------------    ------------    ------------
      Other expense, net ................         19,649          (7,483)           12,166          (8,345)          3,821
                                            ------------    ------------      ------------    ------------    ------------

Income before taxes .....................         37,485          18,001            55,486         (10,947)         44,539

Taxes on income .........................         14,615           6,446            21,061          (2,482)         18,579
                                            ------------    ------------      ------------    ------------    ------------

Net income ..............................   $     22,870    $     11,555      $     34,425    $     (8,465)   $     25,960
                                            ============    ============      ============    ============    ============



Basic earnings per share ................   $       0.40    $       0.20      $       0.60    $      (0.15)   $       0.45
Weighted average shares
   outstanding - basic ..................     57,424,403      57,424,403        57,424,403      57,424,403      57,424,403

Diluted earnings per share ..............   $       0.40    $       0.20      $       0.60    $      (0.15)   $       0.45
Weighted average shares
   outstanding - diluted ................     57,492,384      57,492,384        57,492,384      57,492,384      57,492,384



The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

                                  COVANCE INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


                                                                   Pro Forma Excluding Biomanufacturing & Packaging
                                                          ------------------------------------------------------------------

                                                                                                               Pro Forma
                                                             Pro Forma                          Pro Forma       Results
                                                             Adjustment         Pro Forma       Adjustment     Excluding
                                                             to Remove           Results        to Remove   Biomanufacturing
                                                          Biomanufacturing      Excluding       Packaging         and
                                             Historical         (A)         Biomanufacturing       (B)         Packaging
                                            ------------  ----------------  ----------------  ------------  ----------------
(Dollars in thousands, except
   per share data)


Net revenues ............................   $    455,079    $    (44,173)     $    410,906    $    (11,439)   $    399,467

Costs and expenses:
   Cost of revenue ......................        332,012         (38,450)          293,562          (5,599)        287,963
   Selling, general and administrative ..         65,468          (3,124)           62,344          (1,354)         60,990
   Depreciation and amortization ........         26,196          (4,088)           22,108            (680)         21,428
   Restructuring charge .................          8,178                             8,178                           8,178
                                            ------------    ------------      ------------    ------------    ------------

      Total .............................        431,854         (45,662)          386,192          (7,633)        378,559
                                            ------------    ------------      ------------    ------------    ------------

Income from operations ..................         23,225           1,489            24,714          (3,806)         20,908

Other expense, net:
   Interest expense net, ................          6,499          (3,481)            3,018          (1,209)          1,809
   Other expense net, ...................            153                               153             (18)            135
   Loss (gain) on sale of businesses ....        (30,803)         (7,552)          (38,355)         38,355
                                            ------------    ------------      ------------    ------------    ------------
      Other expense (income), net .......        (24,151)        (11,033)          (35,184)         37,128           1,944
                                            ------------    ------------      ------------    ------------    ------------

Income before taxes .....................         47,376          12,522            59,898         (40,934)         18,964

Taxes on income .........................         18,310           4,974            23,284         (15,670)          7,614
                                            ------------    ------------      ------------    ------------    ------------

Net income ..............................   $     29,066    $      7,548      $     36,614    $    (25,264)   $     11,350
                                            ============    ============      ============    ============    ============



Basic earnings per share ................   $       0.50    $       0.13      $       0.63    $      (0.43)   $       0.19
Weighted average shares
   outstanding - basic ..................     58,285,392      58,285,392        58,285,392      58,285,392      58,285,392

Diluted earnings per share ..............   $       0.49    $       0.13      $       0.61    $      (0.42)   $       0.19
Weighted average shares
   outstanding - diluted ................     59,707,635      59,707,635        59,707,635      59,707,635      59,707,635



The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

                                  COVANCE INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


                                                            Supplemental Pro Forma Excluding Biomanufacturing, Packaging &
                                                                                     Restructuring
                                                          ------------------------------------------------------------------

                                                                                                                Pro Forma
                                                             Pro Forma                          Pro Forma        Results
                                                             Adjustment         Pro Forma       Adjustment      Excluding
                                                             to Remove           Results        to Remove   Biomanufacturing
                                                          Biomanufacturing      Excluding       Packaging          and
                                             Historical         (A)         Biomanufacturing       (B)        Restructuring
                                            ------------  ----------------  ----------------  ------------  ----------------
(Dollars in thousands, except
   per share data)

Net revenues ............................   $    455,079    $    (44,173)     $    410,906    $    (11,439)   $    399,467

Costs and expenses:
   Cost of revenue ......................        332,012         (38,450)          293,562          (5,599)        287,963
   Selling, general and administrative ..         65,468          (3,124)           62,344          (1,354)         60,990
   Depreciation and amortization ........         26,196          (4,088)           22,108            (680)         21,428
   Restructuring charge .................
                                            ------------    ------------      ------------    ------------    ------------

      Total .............................        423,676         (45,662)          378,014          (7,633)        370,381
                                            ------------    ------------      ------------    ------------    ------------


Income from operations ..................         31,403           1,489            32,892          (3,806)         29,086

Other expense, net:
   Interest expense net, ................          6,499          (3,481)            3,018          (1,209)          1,809
   Other expense net, ...................            153                               153             (18)            135
   Loss (gain) on sale of businesses ....        (30,803)         (7,552)          (38,355)         38,355
                                            ------------    ------------      ------------    ------------    ------------
      Other expense (income), net .......        (24,151)        (11,033)          (35,184)         37,128           1,944
                                            ------------    ------------      ------------    ------------    ------------

Income before taxes .....................         55,554          12,522            68,076         (40,934)         27,142

Taxes on income .........................         21,503           4,974            26,477         (15,670)         10,807
                                            ------------    ------------      ------------    ------------    ------------

Net income ..............................   $     34,051    $      7,548      $     41,599    $    (25,264)   $     16,335
                                            ============    ============      ============    ============    ============



Basic earnings per share ................   $       0.58    $       0.13      $       0.71    $      (0.43)   $       0.28
Weighted average shares
   outstanding - basic ..................     58,285,392      58,285,392        58,285,392      58,285,392      58,285,392

Diluted earnings per share ..............   $       0.57    $       0.13      $       0.70    $      (0.42)   $       0.27
Weighted average shares
   outstanding - diluted ................     59,707,635      59,707,635        59,707,635      59,707,635      59,707,635



The accompanying notes are an integral part of these unaudited pro forma condensed consolidated statements of income.

                                  COVANCE INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME
                       DECEMBER 31, 2000 AND JUNE 30, 2001
               (Dollars in thousands, unless otherwise indicated)


1.   Basis of Presentation

     On June 15, 2001 Covance Inc. ("Covance") sold its biomanufacturing operation to Akzo Nobel's pharma business unit Diosynth for cash proceeds totaling $113.6 million.

     On February 14, 2001 Covance sold its pharmaceutical packaging services operations to Fisher Scientific International, Inc. for cash proceeds totaling $137.5 million.

2.   Pro Forma Adjustments

     A. Sale of Biomanufacturing

     The pro forma adjustment to the unaudited condensed consolidated statements of income gives effect to the sale of Covance's biomanufacturing operation as if it had occurred on January 1, 2000 and includes the removal of the historical results of Covance's biomanufacturing operation for the year ended December 31, 2000 and interim period ended June 15, 2001, the reduction in interest expense resulting from the application of substantially all of the net sales proceeds from the sale to reduce outstanding borrowings under Covance's revolving credit agreement, and the loss on sale of $7,552 ($4,532 net of tax) reported in 2001.

     B. Sale of Packaging

     The pro forma adjustment to the unaudited condensed consolidated statements of income gives effect to the sale of Covance's pharmaceutical packaging operations as if it had occurred on January 1, 2000 and includes the removal of the historical results of Covance's pharmaceutical packaging operations for the year ended December 31, 2000 and interim period ended February 14, 2001, the reduction in interest expense resulting from the application of substantially all of the net sales proceeds from the sale to first repay the mortgage debt on the North American packaging facility and then to reduce outstanding borrowings under Covance's revolving credit agreement, and the gain on sale of $38,355 ($23,447 net of tax) reported in 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COVANCE INC.




Date: August 9, 2001                   By: /s/ WILLIAM E. KLITGAARD
                                           -------------------------------------
                                           William E. Klitgaard
                                           Corporate Senior Vice President and
                                           Chief Financial Officer